VANGUARD WELLESLEY(R)INCOME FUND

                        SEMIANNUAL REPORT - JUNE 30, 2001

BALANCED

[PHOTO OF SHIP/COMPASS]

                                [THE VANGUARD GROUP(R) LOGO]

WHY COSTS MATTER

As the ups and downs of the financial markets remind us, investors cannot control or predict investment returns. What you can control is how much you invest, how much explicit risk you take, and the investment costs you incur.
     Only you can decide how much to invest. But Vanguard can help you to manage the risk and costs of your investment program. Our lineup of funds provides you with the flexibility to create a portfolio that reflects your goals and risk tolerance. All of our funds--whether indexed or actively managed--follow disciplined investment strategies. Vanguard funds also operate at cost, which means substantial savings for you. In 2000, the average expense ratio (operating costs as a percentage of average net assets) for our funds was 0.27%, or $2.70 per $1,000 in assets. This was a fraction of the 1.30% ($13 per $1,000 in assets) expense ratio for the average fund, according to Lipper Inc.
     Costs matter because they are subtracted from a fund's gross returns. The lower your investment expenses, the greater the portion of the market's return you receive. At Vanguard, we know that it's your money we're managing, and that our duty is to manage it responsibly and economically.

SUMMARY

* During the first half of its fiscal year, Vanguard Wellesley Income Fund posted a return of 4.2%, which was well above those of all comparative measures.

* Stocks, particularly large-capitalization growth stocks, fell during the period, while value stocks and bonds either treaded water or posted gains.

*    Your fund's investment adviser added value through astute stock selection.

CONTENTS

 1 Letter from the Chairman

 6 Report from the Adviser

 9 Fund Profile

11 Glossary of Investment Terms

13 Performance Summary

14 Financial Statements

26 Advantages of Vanguard.com

LETTER
  from the Chairman


Fellow Shareholder,

Bonds and high-yield stocks provided strong relative returns while the broad stock market fell during the first half of 2001. In this environment, vanguard wellesley income fund posted a six-month return of 4.2%, which was well ahead of the return of its average peer fund and more than twice that of its benchmark index.

TOTAL RETURNS                 Six Months Ended
                                 June 30, 2001
----------------------------------------------
Vanguard Wellesley Income Fund            4.2%
Average Income Fund*                      0.6
Wellesley Composite Index**               2.0
----------------------------------------------

Admiral Shares (Since May 14, 2001, inception)
----------------------------------------------
Vanguard Wellesley Income Fund            0.7%
----------------------------------------------
 *Derived from data provided by Lipper Inc.
**Made up of unmanaged benchmarks weighted 65% in bonds and 35% in stocks.
  For bonds: the Lehman Credit A or Better Index. For stocks: the S&P 500/BARRA Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Telephone Index (4.5%).

     The table at right shows the total returns (capital change plus reinvested dividends) for your fund, the average income fund, and the unmanaged Wellesley Composite Index, which is weighted in accordance with our typical asset allocation of 65% in high-quality corporate bonds and 35% in high-yield, value-oriented stocks. Also presented is the return for your fund's Admiral(TM) Shares, which were introduced on May 14, 2001. These shares offer a lower expense ratio to shareholders whose sizable, long-tenured accounts bring economy of scale and lower costs to the fund.

MARKET BAROMETER                                                   Total Returns
                                                     Periods Ended June 30, 2001

                                                   Six          One         Five
                                                Months         Year       Years*
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       -6.7%       -14.8%        14.5%
Russell 2000 Index (Small-caps)                   6.9          0.6          9.6
Wilshire 5000 Index (Entire market)              -5.8        -15.4         13.1
MSCI EAFE Index (International)                 -14.4        -23.3          3.2
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)       3.6%        11.2%         7.5%
Lehman 10 Year Municipal Bond Index               2.8          9.5          6.6
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        2.5          5.6          5.2
--------------------------------------------------------------------------------
CPI
Consumer Price Index                              2.3%         3.2%         2.6%
--------------------------------------------------------------------------------
*Annualized.

     The fund's total return is based on a change in net asset value from $20.34 per share on December 31, 2000, ($50.00 at inception per Admiral Share) to $20.54 per share ($49.78 per Admiral Share) on June 30, 2001, and is adjusted for dividends totaling $0.485 per share ($0.573 per Admiral Share) paid from net investment income and a distribution of $0.15 per share paid from net realized capital gains. (Admiral Shares had no capital gains distributions.)

FINANCIAL MARKETS IN REVIEW

Most reports suggested that the pace of U.S. economic activity slowed markedly during the first half of 2001, compared with the same period a year earlier. As the economy slowed, the Federal Reserve Board's Open Market Committee responded with six cuts in short-term interest rates, including two surprise cuts made between regularly scheduled meetings. During the six months ended June 30, the Fed sliced 275 basis points (2.75 percentage points) off the cost of short-term borrowing, moving its target federal funds rate to 3.75%.
     The Fed explained that it hoped to stimulate capital spending, which declined sharply during the half-year. Corporate America made especially sharp cuts in spending on information technology--investments that had helped to power the U.S. economy's rapid growth during the late 1990s. Big industrial manufacturers struggled, too, as a strong dollar and weak global economy pinched worldwide spending on capital goods.
     In sharp contrast with the industrial economy, the consumer economy proved unexpectedly resilient. Housing starts and sales remained strong, and spending at the nation's malls and shopping centers sufficed to keep the economy out of recession. The job market weakened somewhat, as initial claims for unemployment benefits rose, and several high-profile employers announced layoffs. Still, consumers remained generally confident about the economy's prospects.
     Corporate profits proved less resilient, following the bleaker fortunes of the industrial economy. A spate of earnings warnings and shortfalls prolonged the U.S. stock market's struggles, especially among large-capitalization stocks. The Standard & Poor's 500 Index hit a 29-month low in early April before recovering somewhat and posting a -6.7% return for the half-year. The index's value stocks--those issues with low prices relative to fundamental measures such as earnings and book value-- fared better in relative terms. The S&P 500/BARRA Value Index, which constitutes part of your fund's composite index, returned -2.4%. Small-cap stocks fared better still, posting positive returns across the growth/value spectrum, though value still outperformed growth.

----------------------
WEAK CORPORATE
EARNINGS PROLONGED
THE STOCK MARKET'S
WOES, PARTICULARLY FOR
LARGE-CAPITALIZATION
ISSUES.
----------------------

     Bonds delivered solid returns. On balance, the prices of shorter-term government bonds got the biggest boost from the Fed's rate-cut campaign.

(Bond prices move in the opposite direction from interest rates.) Longer-term rates declined initially, but then rose, perhaps signaling investor concerns about inflation. For the six months, short- and intermediate-term government bonds outperformed their long-term counterparts. In contrast, among corporate bonds, long-term issues bested shorter-term ones, with all maturities benefiting from narrowing spreads between the interest rates paid by corporate and U.S. Treasury bonds.

PERFORMANCE OVERVIEW

The first half of 2001 was, in many ways, a continuation of 2000. Despite several impressive rallies, growth stocks faltered during the half-year, while bonds and value stocks either provided solid returns or held steady. This environment was a good one for Vanguard Wellesley Income Fund, which invests in a mixture of bonds and value-oriented stocks.

                                                             -------------------
                                                                   THE ADVISER'S
                                                             STOCK-PICKING SKILL
                                                              SHONE WITH ENERGY-
                                                                 RELATED STOCKS.
                                                             -------------------

     Wellesley's sizable commitment to bonds explains why your fund did better than broad stock indexes, but it doesn't quite explain how the fund managed to outperform its average peer and its composite index. The answer lies primarily in stock selection. The stock portion of your fund earned about 5.2% for the six months. By comparison, the S&P 500/BARRA Value Index fell -2.4%. The fund's investment adviser, Wellington Management Company, outshone the index most dramatically in the "other energy" sector (energy-related companies that are not utilities or integrated oil companies). Wellesley's "other energy" stocks, representing about 4% of the fund's equity holdings on average, returned 25%--far above the -24% decline in the same sector for the index. Stock-picking also put the fund ahead in the utilities and integrated oils groups. Our margin of outperformance was not quite as wide in these areas, but its impact was still substantial because they were our two largest sector commitments over the course of the period.
     Another sector that made a difference was one in which we did not invest. Wellesley held virtually no technology stocks, which continued to plummet through much of the half-year. The S&P 500/BARRA Value Index's tech stocks fell -26%.

----------------------
WITH CORPORATE
BONDS OUTPERFORMING
GOVERNMENT SECURITIES,
OUR DIVERSE FIXED
INCOME PORTFOLIO
LAGGED ITS BENCHMARK
BOND INDEX.
----------------------

     Of course, the majority of your fund's assets are invested in bonds (about 62% of assets on June 30). During the six months, the bond portion of your fund returned 3.5%, lagging the 5.2% return of the Lehman Brothers Credit A or Better Bond Index, the benchmark for our fixed income holdings. In contrast to events a year ago, corporate issues outperformed government and mortgage-backed securities during the six months.

Your fund has a more diverse bond portfolio than the all-corporate index: About one-third of Wellesley's fixed income assets are in Treasury, government agency, and government mortgage-backed securities. Our holdings in long-term Treasury bonds--which underperformed shorter-term securities--also hampered our performance for the six months.
     Because of Wellesley's emphasis on bonds and on stocks with high relative yields, your fund generally benefits from falling interest rates, such as those during the half-year. Though a rise in rates can cause--and in the past has caused--our portfolio to suffer, we are confident that, over the long run, Wellesley Income's balanced approach, combined with Vanguard's low costs, will provide competitive returns while helping our shareholders to sleep soundly.

A FEW WORDS ABOUT ADMIRAL SHARES

Vanguard began introducing Admiral Shares in November 2000, and added the new share class to your fund in mid-May. This innovative program recognizes the cost savings that long-tenured and large accounts bring to the administration of mutual funds by passing along these savings to the investors who create them.
     All owners of Admiral Shares are proportional owners of the fund's assets--the underlying stocks in which the fund invests. But Admiral shareholders benefit from an annual expense ratio that's even lower than that of our Investor Shares. For example, Admiral Shares of the Wellesley Income Fund have an expense ratio of 0.26%, or $2.60 per $1,000 invested, compared with 0.34%, or $3.40 per $1,000, for the fund's Investor Shares. Both of our share classes are bargains compared with the 1.14% expense ratio charged by the average income fund.
     Admiral Shares are available to the owners of both IRAs and nonretirement accounts that meet one of the following criteria:

* The fund account was established at least ten years ago and has a balance of $50,000 or more, and the shareholder is registered for online account access at our website, Vanguard.com.

* The fund account was established at least three years ago and has a balance of $150,000 or more, and the shareholder is registered for online account access at Vanguard.com.

*    There is a balance of $250,000 or more in the fund account.

IN SUMMARY

Vanguard Wellesley Income Fund epitomizes the investment approach we have long espoused: Maintaining a balance of bonds and stocks in relatively fixed proportions appropriate for your goals, time horizon, and risk tolerance, so you can weather any storm in the financial markets. Add a money market or short-term bond fund for more immediate needs or emergencies, and you have a truly balanced portfolio. The key then is to tune out the market noise and stay with your investment plan.
     Thank you for entrusting your hard-earned money to Vanguard.


Sincerely,                                            [PHOTO OF JOHN J. BRENNAN]
                                                                    Chairman and
/S/ JOHN J. BRENNAN                                      Chief Executive Officer

July 20, 2001



--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS

The fiscal year-end for Vanguard Wellesley Income Fund is being changed from December 31 to September 30. The change will not affect the fund's investment objective or policies. Rather, it is part of a wider effort to improve the efficiency and reduce the costs of producing fund reports by spreading the work more evenly throughout the year.
     In November, shareholders of the Wellesley Income Fund will receive a fund report covering the nine-month period from December 31, 2000, through September 30, 2001. After that, shareholders will receive a semiannual report each May, covering the six months from October through March, and an annual report each November, covering the twelve months through September.

REPORT
  from the Adviser                            WELLINGTON MANAGEMENT COMPANY, LLP


VANGUARD WELLESLEY INCOME FUND'S 4.2% return during the first six months of 2001 outpaced the 2.0% return for its unmanaged index benchmark.

                                                 -------------------------------
                                                 INVESTMENT PHILOSOPHY

                                                 THE FUND REFLECTS A BELIEF THAT
                                                 RELATIVELY HIGH CURRENT INCOME
                                                 AND MODERATE LONG-TERM
                                                 GROWTH IN INCOME AND CAPITAL
                                                 CAN BE ACHIEVED WITHOUT
                                                 UNDUE RISK BY HOLDING 60%
                                                 TO 65% OF ASSETS IN FIXED
                                                 INCOME SECURITIES AND THE
                                                 BALANCE IN INCOME-ORIENTED
                                                 COMMON STOCKS. CONSISTENT
                                                 WITH THIS APPROACH, THE FUND'S
                                                 BOND SEGMENT COMPRISES
                                                 INTERMEDIATE- AND LONG-TERM
                                                 U.S. TREASURY SECURITIES AND
                                                 HIGH-QUALITY CORPORATE BONDS;
                                                 ITS EQUITY SEGMENT IS
                                                 DOMINATED BY STOCKS WITH
                                                 ABOVE-AVERAGE DIVIDEND
                                                 YIELDS AND STRONG POTENTIAL
                                                 FOR DIVIDEND INCREASES.
                                                 -------------------------------

     The fund's stock segment returned 5.2% for the half-year, well ahead of the -4.1% return for the equity portion of our index benchmark, which is weighted 75% in the S&P 500/BARRA Value Index, 12.5% in the S&P Utilities Index, and 12.5% in the S&P Telephone Index.
     The bond segment's return of 3.5% for the six months ended June 30 trailed the 5.2% return of the fixed income portion of our benchmark, the Lehman Credit A or Better Index. We lagged the index primarily because we had a meaningful weighting in U.S. Treasury securities, and corporate bonds outperformed Treasuries during the six months.

THE INVESTMENT ENVIRONMENT

Weakening macroeconomic conditions in the United States and abroad, coupled with the strong U.S. dollar, have significantly crimped earnings for American companies. Investors are generally looking beyond this near- term earnings weakness and focusing on the sharp reduction in interest rates and its expected stimulative effect on the economy. The magnitude and timing of the economic recovery will be a critical determinant of the pace of an earnings revival and will establish whether investor expectations are realistic. We believe that the economy will indeed rebound in 2002.
     The Federal Reserve Board's aggressive easing of monetary policy should have translated into a favorable environment for bonds. However, yields on Treasury securities with maturities longer than 5 years rose during the half-year, while rates for shorter-dated maturities fell. The notable change in the bond market in the past six months was the narrowing of risk premiums for investment-grade bonds versus similarly dated Treasuries.

THE FUND'S SUCCESSES

Favorable stock selection in most industry groups was the main reason for the strong performance of Wellesley Income Fund's equities over the period. For example, Ultramar Diamond Shamrock was a strong performer, a result of solid fundamentals in the energy industry and an acquisition offer from Valero. The stock of Stanley Works performed well because its earnings held up despite difficult end markets and because investors started to focus on the strengthened management team and its actions to enhance longer-term performance.

THE FUND'S SHORTFALLS

Our overweighting in utility stocks hurt performance, given that this was one of the weaker-performing groups for the half-year. However, our holdings performed better than the utility sector as a whole. The fund has emphasized utilities because these stocks offer yield and valuation advantages versus the market. The fund also was underweighted in consumer cyclicals, a relatively strong sector during the period, because we are concerned about reduced earnings for these stocks due to the economic slowdown.
     As noted, our bond segment's 24% weighting in Treasuries hurt versus our index benchmark, which holds no Treasuries. Also, our portfolio's longer duration was a drag on results during the six months, when long-term Treasury bonds generally underperformed short- and intermediate-term bonds.

THE FUND'S POSITIONING

Wellesley Income Fund has maintained its traditional posture of having 60%-65% of assets invested in investment-grade bonds, and the remainder invested in dividend-paying stocks. Our strategy is consistent; we make only small changes in the bond/stock asset mix. We began 2001 with 38% of assets in stocks and had 37% in stocks at mid-year. We expect to stay around the midpoint of the equity range because there is a risk that corporate earnings will not meet expectations.
     As our bond portfolio has evolved in response to the change at the beginning of 2000 in our bond benchmark--from one with a long-term duration to one with an intermediate-term duration--we have reduced the fund's interest rate risk. However, as intermediate- and long-term interest rates have risen, we have kept the fund's duration longer than that of the benchmark. Our longer duration means that a change in interest rates will cause our bond segment's principal value to fluctuate more than that of the benchmark. We believe that short-term interest rates will keep falling, which is why we're keeping a relatively long duration in the bond portfolio. We purchase only investment-grade,
U.S.-dollar-denominated bonds with an emphasis on those of issuers with stable-to-improving credit fundamentals.

     Our stock strategy is to hold a diversified portfolio of stocks paying above-market yields. The average yield on our stocks is 3.2%--about 150% higher than the 1.3% yield on the S&P 500 Index. We continue to underweight technology stocks, which still have high valuations and deteriorating fundamentals and generally do not offer above-average dividend yields. We reduced our energy holdings as stocks reached our price objectives and we concluded that prices for energy products are likely to retreat from recent highs. We added to our underweight positions in financials and telecommunications.
     The dominant theme of the fund's overall investment strategy is an ongoing commitment to provide a durable and attractive level of income by investing in high-quality securities. In general, the fund's returns are quite sensitive to the direction of interest rates because of the sizable weighting in bonds and high-yielding, interest-rate-sensitive stocks.

Earl E. McEvoy, Senior Vice President
John R. Ryan, Senior Vice President                                July 16, 2001

PORTFOLIO CHANGES                              Fiscal Period Ended June 30, 2001

                              Comments
--------------------------------------------------------------------------------
ADDITIONS
Procter & Gamble*             Earnings growth should reaccelerate as new
                              management reinvigorates global brands and
                              continues restructuring.
--------------------------------------------------------------------------------
SBC Communications*           Astute management should capitalize on distressed
                              telecomm market, thanks to strong balance sheet.
--------------------------------------------------------------------------------
J.P. Morgan Chase             Market is underestimating the earnings power and
                              growth potential created by merger, particularly
                              given the firm's leading position in the fixed
                              income markets.
--------------------------------------------------------------------------------
Kellogg*                      New management and the acquisition of Keebler
                              should result in improved profitability and faster
                              growth.
================================================================================
ELIMINATED
Equitable Resources           Surpassed our upwardly revised target price.
--------------------------------------------------------------------------------
Ultramar Diamond Shamrock     Sold as it reached our target price after the
                              acquisition proposal from Valero.
--------------------------------------------------------------------------------
American Electric Power       Sold as the stock reached our price objective.
--------------------------------------------------------------------------------
Mirant                        Southern Company spin-off sold because it paid no
                              dividend.
--------------------------------------------------------------------------------
*New stock holdings.
                                                                     See page 14
                                                                  for a complete
                                                                  listing of the
                                                                fund's holdings.

FUND PROFILE                                                 As of June 30, 2001
  for Wellesley Income Fund


This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on pages 11-12.

-----------------------------------
TOTAL FUND CHARACTERISTICS

Yield
  Investor Shares              4.8%
  Admiral Shares               4.8%
Turnover Rate                  28%*
Expense Ratio
  Investor Shares            0.34%*
  Admiral Shares             0.26%*
Cash Investments               1.3%
-----------------------------------

-----------------------------------
TEN LARGEST STOCKS
  (% of equities)

Exxon Mobil Corp.              6.2%
  (oil)
Philip Morris Cos., Inc.       3.3
  (tobacco)
National City Corp.            3.2
  (banks)
Baxter International, Inc.     2.8
  (biotechnology)
Weyerhaeuser Co.               2.7
  (forest products)
Verizon Communications         2.7
  (telecommunications)
Minnesota Mining &
  Manufacturing Co.            2.7
  (conglomerate)
Southern Co.                   2.7
  (electric utilities)
E.I. du Pont de Nemours & Co.  2.7
  (chemicals)
Cooper Industries, Inc.        2.6
  (conglomerate)
-----------------------------------
Top Ten                       31.6%
-----------------------------------
Top Ten as % of Total
  Net Assets                  11.6%
-----------------------------------

--------------------------------------------------------------------------------
TOTAL FUND VOLATILITY MEASURES

                                                                        WILSHIRE
                                   FUND        BEST FIT**       FUND        5000
--------------------------------------------------------------------------------
R-Squared                          0.45              1.00       0.11        1.00
Beta                               0.26              1.00       0.13        1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
  (% of common stocks)
                                                                        WILSHIRE
                                         FUND          BEST FIT**           5000
--------------------------------------------------------------------------------
Auto & Transportation                    1.2%                3.7%           2.1%
Consumer Discretionary                   8.5                14.5           14.4
Consumer Staples                         8.0                 1.3            5.8
Financial Services                      18.0                30.2           20.0
Health Care                              2.8                 1.5           13.2
Integrated Oils                          9.2                11.0            3.5
Other Energy                             1.7                 4.4            2.6
Materials & Processing                   9.8                 5.5            3.1
Producer Durables                        6.5                 4.2            3.5
Technology                               0.2                 8.8           17.7
Utilities                               29.8                13.5            8.4
Other                                    4.3                 1.4            5.7
--------------------------------------------------------------------------------

-----------------------------------
FUND ASSET ALLOCATION

[PIE CHART]

BONDS                           62%
STOCKS                          37%
CASH INVESTMENTS                 1%
-----------------------------------
                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

 *Annualized.
**S&P 500/BARRA Value Index.

--------------------------------------------------------------------------------
EQUITY CHARACTERISTICS
                                                                        WILSHIRE
                                           FUND         BEST FIT*           5000
--------------------------------------------------------------------------------
Number of Stocks                             63               345          6,334
Median Market Cap                        $18.9B            $36.4B         $35.0B
Price/Earnings Ratio                      16.0x             22.0x          27.3x
Price/Book Ratio                           2.5x              2.5x           3.5x
Dividend Yield                             3.2%              1.9%           1.2%
Return on Equity                          20.4%             18.6%          23.1%
Earnings Growth Rate                      10.2%              9.0%          15.8%
Foreign Holdings                           4.0%              0.0%           0.0%
--------------------------------------------------------------------------------

-----------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% of bonds)

Treasury/Agency**             33.7%
Aaa                            3.7
Aa                            16.5
A                             32.5
Baa                           13.6
Ba                             0.0
B                              0.0
Not Rated                      0.0
-----------------------------------
Total                        100.0%
-----------------------------------

--------------------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS
                                                                          LEHMAN
                                         FUND         BEST FIT+          INDEX++
--------------------------------------------------------------------------------
Number of Bonds                           156             2,489            6,144
Yield to Maturity                        6.3%              6.4%             6.2%
Average Coupon                           6.6%              6.9%             6.8%
Average Maturity                   10.7 years         9.6 years        8.4 years
Average Quality                           Aa2               Aa3              Aaa
Average Duration                     6.1years         5.3 years        4.8 years
--------------------------------------------------------------------------------

-----------------------------------
EQUITY INVESTMENT FOCUS

[GRID]

MARKET CAP                    LARGE
STYLE                         VALUE
-----------------------------------

-----------------------------------
DISTRIBUTION BY ISSUER
  (% of bonds)

Asset-Backed                   0.0%
Commercial Mortgage-Backed     0.0
Finance                       21.4
Foreign                        0.8
Government Mortgage-Backed    10.1
Industrial                    34.3
Treasury/Agency               23.6
Utilities                      9.8
-----------------------------------
Total                        100.0%
-----------------------------------

-----------------------------------
FIXED INCOME
INVESTMENT FOCUS

[GRID]

CREDIT QUALITY     INVESTMENT-GRADE
                     CORPORATE
AVERAGE MATURITY   MEDIUM
-----------------------------------



 *S&P 500/BARRA Value Index.
**Includes government mortgage-backed bonds.
 +Lehman Credit A or Better Index.
++Lehman Aggregate Bond Index.

GLOSSARY
  of Investment Terms


AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.
--------------------------------------------------------------------------------
DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of a fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  for Wellesley Income Fund


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

---------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)          December 31, 1990-June 30, 2001

                                WELLESLEY INCOME FUND      COMPOSITE*
                                   INVESTOR SHARES
FISCAL                   CAPITAL       INCOME       TOTAL       TOTAL
YEAR                      RETURN       RETURN      RETURN      RETURN
---------------------------------------------------------------------
1991                       12.9%         8.7%       21.6%       20.5%
1992                        1.6          7.1         8.7         9.2
1993                        8.2          6.4        14.6        14.6
1994                      -10.2          5.8        -4.4        -4.6
1995                       21.6          7.3        28.9        30.7
1996                        3.3          6.1         9.4         6.8
1997                       13.8          6.4        20.2        19.4
1998                        6.4          5.4        11.8        13.9
1999                       -9.2          5.1        -4.1        -1.4
2000                       10.0          6.2        16.2        11.0
2001**                      1.7          2.5         4.2         2.0
---------------------------------------------------------------------
 *Bond component is 65% Lehman Long Credit AA or Better Index through
  March 31, 2000, and 65% Lehman Credit A or Better Index thereafter. Stock component is 26% S&P 500/BARRA Value Index, and 9% S&P Utilities Index through June 30, 1996, when the S&P Utilities component was separated into the S&P Utilities Index and the S&P Telephone Index.
**Six months ended June 30, 2001.
See Financial Highlights table on page 22 for dividend and capital gains information for the past five years.
---------------------------------------------------------------------

FINANCIAL STATEMENTS
  June 30, 2001 (unaudited)


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------
                                     FACE           MARKET
                                   AMOUNT           VALUE^
WELLESLEY INCOME FUND               (000)            (000)
-----------------------------------------------------------
CORPORATE BONDS (40.6%)
-----------------------------------------------------------
FINANCE (13.2%)
Allstate Corp.
  7.50%, 6/15/2013               $ 20,000       $   21,231
Associates Corp. of North America
  6.25%, 11/1/2008                 25,000           24,722
Bank of America Corp.
  7.875%, 5/16/2005                25,000           26,762
BankBoston Corp.
  6.625%, 12/1/2005                15,000           15,358
Bank One Corp.
  6.50%, 2/1/2006                  10,000           10,134
  7.75%, 7/15/2025                 25,000           25,851
Boatmen's Bancshares Inc.
  7.625%, 10/1/2004                10,000           10,585
Cincinnati Financial Corp.
  6.90%, 5/15/2028                 21,750           19,418
Citicorp
  6.65%, 12/15/2010                25,000           24,602
  7.125%, 9/1/2005                 15,000           15,634
CoreStates Capital Corp.
  6.625%, 3/15/2005                20,000           20,387
Farmers Exchange Capital
(2)7.05%, 7/15/2028                16,750           14,908
Fifth Third Bancorp
  6.75%, 7/15/2005                 25,000           25,879
First Bank N.A.
  7.55%, 6/15/2004                  8,000            8,429
First Bank System
  6.625%, 5/15/2003                10,000           10,276
  7.625%, 5/1/2005                  7,500            7,934
First Chicago Corp.
  7.625%, 1/15/2003                15,000           15,582
First Union Corp.
  6.00%, 10/30/2008                15,000           14,232
Fleet Financial Group, Inc.
  6.875%, 3/1/2003                 30,000           30,893
Ford Motor Credit Co.
  7.25%, 1/15/2003                 15,000           15,444
General Electric Capital Corp.
  7.25%, 2/1/2005                  50,000           52,802
  7.375%, 1/19/2010                10,000           10,707
  8.125%, 5/15/2012                10,000           11,292
General Motors Acceptance Corp.
  7.00%, 9/15/2002                 30,000           30,682
  7.75%, 1/19/2010                 15,000           15,683
Hartford Life Inc.
  7.375%, 3/1/2031                 25,000           25,031
Key Bank N.A.
  7.00%, 2/1/2011                  25,000           24,825
Liberty Mutual Insurance Co.
(2)8.50%, 5/15/2025                25,000           24,195

-----------------------------------------------------------
                                     FACE           MARKET
                                   AMOUNT           VALUE^
                                    (000)            (000)
-----------------------------------------------------------
Lumbermens Mutual Casualty Co.
(2)9.15%, 7/1/2026               $ 20,000       $   18,189
MBIA Inc.
  7.00%, 12/15/2025                19,500           18,743
Metropolitan Life Insurance Co.
(2)7.80%, 11/1/2025                25,000           25,286
J.P. Morgan & Co., Inc.
  5.75%, 10/15/2008                20,000           18,938
  6.25%, 1/15/2009                 20,000           19,381
NAC Re Corp.
  7.15%, 11/15/2005                 5,350            5,490
NBD Bank N.A.
  6.25%, 8/15/2003                 20,000           20,382
National City Bank Cleveland
  6.50%, 5/1/2003                  10,000           10,242
National City Bank Pennsylvania
  7.25%, 10/21/2011                22,000           22,540
National City Corp.
  7.20%, 5/15/2005                 20,000           20,780
NationsBank Corp.
  7.75%, 8/15/2004                 20,000           21,280
PECO Energy Transition Trust
(1)6.52%,12/31/2010                25,000           24,844
Regions Financial Corp.
  7.00%, 3/1/2011                  25,000           24,823
Republic New York Corp.
  5.875%, 10/15/2008               15,000           14,145
SunTrust Banks
  6.00%, 2/15/2026                 10,000            9,862
UNUM Corp.
  6.75%, 12/15/2028                25,000           21,343
Wachovia Corp.
  6.375%, 4/15/2003                20,000           20,455
  6.605%, 10/1/2025                15,000           15,245
Wells Fargo & Co.
  6.625%, 7/15/2004                25,000           25,816
                                                -----------
                                                   911,262
                                                -----------
INDUSTRIAL (21.3%)
AT&T Corp.
  6.50%, 3/15/2029                 25,000           21,247
AirTouch Communications, Inc.
  6.35%, 6/1/2005                  25,000           25,248
ALCOA, Inc.
  6.50%, 6/1/2011                  50,000           49,631
BellSouth Telecommunications
  6.25%, 5/15/2003                 12,000           12,246
Bestfoods
  6.625%, 4/15/2028                25,000           23,402
Burlington Northern
  Santa Fe Corp.
  6.375%, 12/15/2005               12,500           12,541
CPC International, Inc.
  6.15%, 1/15/2006                  3,085            3,119
CSX Corp.
  6.75%, 3/15/2011                 25,000           24,612
Chesapeake & Potomac Telephone Co.
  (VA)
  7.875%, 1/15/2022                16,000           16,772
Coca-Cola Co.
  5.75%, 3/15/2011                 50,000           48,019
Coca Cola Enterprises
  5.75%, 11/1/2008                 25,000           24,058
Comcast Cable Communications
  6.20%, 11/15/2008                25,000           23,957
Cox Communications, Inc.
  7.75%, 8/15/2006                 25,000           26,417
DaimlerChrysler North America
  Holding Corp.
  7.40%, 1/20/2005                 25,000           25,829
The Walt Disney Co.
  6.75%, 3/30/2006                 20,000           20,684
E.I. du Pont de Nemours & Co.
  6.75%, 10/15/2004                25,000           25,811
  6.75%, 9/1/2007                  25,000           25,782
Eaton Corp.
  6.50%, 6/1/2025                  10,000            9,960
Ferro Corp.
  7.125%, 4/1/2028                 10,000            8,866
Ford Motor Co.
  8.90%, 1/15/2032                 35,000           38,519
GTE California Inc.
  6.70%, 9/1/2009                  25,000           24,996
GTE Southwest, Inc.
  6.00%, 1/15/2006                 10,000            9,916
General Motors Corp.
  9.40%, 7/15/2021                 20,000           23,526
Gillette Co.
  5.75%, 10/15/2005                35,000           34,711
  6.25%, 8/15/2003                 10,000           10,213
Hershey Foods Corp.
  6.95%, 3/1/2007                  13,000           13,648
Hubbell Inc.
  6.625%, 10/1/2005                10,000           10,275
Illinois Tool Works, Inc.
  5.75%, 3/1/2009                  25,000           23,894
International Business Machines
  Corp.
  7.00%, 10/30/2025                25,000           24,813
International Paper Co.
  7.625%, 1/15/2007                15,000           15,661
Johnson & Johnson
  6.73%, 11/15/2023                15,000           14,839
Kellogg Co.
(2)6.60%, 4/1/2011                 35,000           34,184
Kimberly-Clark Corp.
  6.25%, 7/15/2018                 25,000           23,283

-----------------------------------------------------------
                                     FACE           MARKET
                                   AMOUNT           VALUE^
WELLESLEY INCOME FUND               (000)            (000)
-----------------------------------------------------------
Lockheed Corp.
  6.75%, 3/15/2003               $  7,000       $    7,154
MCI Communications Corp.
  7.50%, 8/20/2004                 15,000           15,290
Mead Corp.
  7.35%, 3/1/2017                  10,350            9,375
Michigan Bell Telephone Co.
  7.85%, 1/15/2022                 25,000           26,551
Minnesota Mining & Manufacturing
  Corp.
  6.375%, 2/15/2028                25,000           23,572
New Jersey Bell Telephone Co.
  8.00%, 6/1/2022                  14,585           15,437
New York Telephone Co.
  6.50%, 3/1/2005                  30,000           30,259
New York Times Co.
  8.25%, 3/15/2025                 26,000           26,755
News America Holdings Inc.
  8.50%, 2/15/2005                 10,000           10,601
  8.625%, 2/1/2003                 20,000           20,892
Norfolk Southern Corp.
  6.20%, 4/15/2009                 25,000           23,768
Ohio Bell Telephone Co.
  6.125%, 5/15/2003                15,000           15,256
PPG Industries, Inc.
  6.875%, 2/15/2012                10,200            9,882
Pfizer Inc.
  5.625%, 2/1/2006                 25,000           25,065
Phelps Dodge Corp.
  7.125%, 11/1/2027                12,500            9,422
Praxair, Inc.
  6.75%, 3/1/2003                  25,000           25,559
Procter & Gamble Co.
  5.25%, 9/15/2003                 15,000           15,107
  6.45%, 1/15/2026                 25,000           23,866
Procter & Gamble Co. ESOP
  9.36%, 1/1/2021                  25,000           30,581
Raytheon Co.
  7.90%, 3/1/2003                  25,000           25,554
Rohm & Haas Co.
  6.95%, 7/15/2004                 25,000           25,649
Sprint Capital Corp.
  6.875%, 11/15/2028               20,000           16,816
Tenneco Packaging
  8.125%, 6/15/2017                20,000           18,831
  8.375%, 4/15/2027                20,000           17,995
Texaco Capital Inc.
  8.625%, 4/1/2032                 25,000           30,418
Time Warner Inc.
  7.48%, 1/15/2008                 25,000           25,924
Tribune Co.
  6.875%, 11/1/2006                20,000           20,305
USX Corp.
  6.85%, 3/1/2008                  25,000           25,118
Ultramar Diamond Shamrock
  7.20%, 10/15/2017                25,000           23,884
United Technologies Corp.
  7.125%, 11/15/2010               25,000           26,114
Viacom Inc.
  6.40%, 1/30/2006                 35,000           35,482
Vulcan Materials Co.
  6.00%, 4/1/2009                  25,000           23,450
Washington Post Co.
  5.50%, 2/15/2009                 50,000           47,028
Whirlpool Corp.
  9.00%, 3/1/2003                  10,000           10,435
                                                -----------
                                                 1,468,074
                                                -----------
UTILITIES (6.1%)
Alabama Power Co.
  5.49%, 11/1/2005                  8,250            8,043
American Electric Power
  6.125%, 5/15/2006                35,000           34,544
Arizona Public Service Co.
  6.625%, 3/1/2004                 10,000           10,177
  7.625%, 8/1/2005                 15,000           15,541
Baltimore Gas & Electric Co.
  7.25%, 7/1/2002                  15,000           15,310
Connecticut RRB Special Purpose
  Trust CL&P
  6.21%, 12/30/2011                12,870           12,868
Consolidated Edison Co. of New
  York, Inc.
  6.375%, 4/1/2003                 20,000           20,250
DTE Energy Co.
  7.05%, 6/1/2011                  25,000           25,084
Enron Corp.
  6.875%, 10/15/2007               20,000           20,024
Exelon Corp.
  6.75%, 5/1/2011                  25,000           24,609
Illinois Power Co.
  6.50%, 8/1/2003                  10,000           10,146
Kentucky Utilities Co.
  7.92%, 5/15/2007                  5,000            5,304
Keyspan Corp.
  6.15%, 6/1/2006                  35,000           35,160
Northern States Power Co.
  6.375%, 4/1/2003                  8,000            8,126
Oklahoma Gas & Electric Co.
  6.50%, 4/15/2028                 10,000            8,889
PSEG Power
(2)7.75%, 4/15/2011                25,000           25,771
PSI Energy Inc.
(2)6.65%, 6/15/2006                25,000           24,692
PacifiCorp
  6.625%, 6/1/2007                 10,000            9,964
Pennsylvania Power & Light Co.
  6.50%, 4/1/2005                  15,000           15,107
PECO Energy
  6.50%, 5/1/2003                  30,000           30,574

-----------------------------------------------------------
                                     FACE           MARKET
                                   AMOUNT           VALUE^
                                    (000)            (000)
-----------------------------------------------------------
Scana Corp.
  6.875%, 5/15/2011              $ 25,000       $   24,775
Texas Utilities Electric Co.
  6.75%, 7/1/2005                  10,000           10,077
Union Electric Co.
  6.875%, 8/1/2004                 10,000           10,344
Wisconsin Power & Light
  5.70%, 10/15/2008                12,650           11,825
                                                -----------
                                                   417,204
                                                -----------
-----------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $2,790,269)                              2,796,540
-----------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR-DENOMINATED)(0.5%)
-----------------------------------------------------------
Province of Manitoba
  6.125%, 1/19/2004                 7,000            7,174
Province of Ontario
  6.00%, 2/21/2006                 25,000           25,157
-----------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (Cost $31,863)                                    32,331
-----------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (20.9%)
-----------------------------------------------------------
U.S. GOVERNMENT SECURITIES (9.4%)
U.S. Treasury Bond
  5.50%, 8/15/2028                350,000          331,971
U.S. Treasury Notes
  5.75%, 8/15/2010                100,000          102,339
  6.25%, 8/31/2002                 75,000           76,887
  6.875%, 5/15/2006               125,000          134,780
                                                -----------
                                                   645,977
                                                -----------
AGENCY BONDS & NOTES (5.2%)
Federal Home Loan Bank
  5.125%, 9/15/2003                75,000           75,598
Federal Home Loan Mortgage Corp.
  5.75%, 7/15/2003                 50,000           51,025
Federal National Mortgage Assn.
  5.75%, 6/15/2005                 75,000           76,079
  6.50%, 8/15/2004                 75,000           77,952
  7.125%, 1/15/2030                75,000           79,816
                                                -----------
                                                   360,470
                                                -----------
MORTGAGE OBLIGATIONS (6.3%)
Federal Home Loan Mortgage Corp.
(1)6.50%, 5/1/2014-5/1/2015        10,267           10,335
Federal National Mortgage Assn.
(1)5.735%, 1/1/2009                14,566           14,063
(1)6.03%, 5/1/2011                 24,983           24,601
(1)6.50%, 12/1/2012                11,424           11,502
Government National Mortgage Assn.
(1)6.00%, 6/15/2028-1/15/2030     358,896          348,114
(1)6.50%, 10/15/2008-2/15/2015     21,261           21,517
                                                -----------
                                                   430,132
                                                -----------
-----------------------------------------------------------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,435,687)                              1,436,579
-----------------------------------------------------------

                                   SHARES
-----------------------------------------------------------
COMMON STOCKS (36.7%)
AUTO & TRANSPORTATION (0.5%)
  Ford Motor Co.                1,167,336           28,658
  PACCAR, Inc.                     30,000            1,543
                                                -----------
                                                    30,201
                                                -----------
CONSUMER DISCRETIONARY (3.1%)
  Kimberly-Clark Corp.          1,185,500           66,269
  May Department Stores Co.     1,628,300           55,786
  Eastman Kodak Co.             1,128,800           52,692
  The Stanley Works               922,000           38,604
                                                -----------
                                                   213,351
                                                -----------
CONSUMER STAPLES (2.9%)
  Philip Morris Cos., Inc.      1,645,000           83,484
  H.J. Heinz Co.                1,000,800           40,923
  Procter & Gamble Co.            547,300           34,918
  Kellogg Co.                     882,600           25,595
  Universal Corp.-VA              400,000           15,864
                                                -----------
                                                   200,784
                                                -----------
FINANCIAL SERVICES (6.6%)
  National City Corp.           2,606,600           80,231
  Washington Mutual, Inc.       1,545,300           58,026
  J.P. Morgan Chase & Co.       1,236,440           55,145
  Wachovia Corp.                  753,900           53,640
  Marsh & McLennan Cos., Inc.     330,700           33,401
  Sun Communities, Inc. REIT      685,600           24,236
  Archstone Communities
    Trust REIT                    890,100           22,947
  U.S. Bancorp                  1,000,500           22,801
  Equity Office Properties
    Trust REIT                    696,700           22,037
  American General Corp.          463,100           21,511
  Bank of America Corp.           324,200           19,462
  FelCor Lodging Trust,
    Inc. REIT                     630,000           14,742
  Brandywine Realty Trust REIT    484,500           10,877
  St. Paul Cos., Inc.             159,400            8,080
  Nationwide Health Properties,
    Inc. REIT                     271,600            5,486
                                                -----------
                                                   452,622
                                                -----------

-----------------------------------------------------------
                                     FACE           MARKET
                                   AMOUNT           VALUE^
WELLESLEY INCOME FUND               (000)            (000)
-----------------------------------------------------------
HEALTH CARE (1.0%)
  Baxter International, Inc.    1,439,000       $   70,511
                                                -----------
INTEGRATED OILS (3.4%)
  Exxon Mobil Corp.             1,779,463          155,436
  Royal Dutch Petroleum
    Co. ADR                       523,000           30,475
  BP PLC ADR                      512,708           25,558
  USX-Marathon Group              519,100           15,319
  Texaco Inc.                      80,100            5,335
                                                -----------
                                                   232,123
                                                -----------
OTHER ENERGY (0.6%)
  Ashland, Inc.                 1,090,000           43,709

MATERIALS & PROCESSING (3.6%)
  Weyerhaeuser Co.              1,242,400           68,295
  E.I. du Pont de Nemours & Co. 1,385,100           66,817
  Eastman Chemical Co.          1,023,400           48,745
  USX-U.S. Steel Group          1,029,700           20,748
  Westvaco Corp.                  850,700           20,664
  Dow Chemical Co.                620,000           20,615
                                                -----------
                                                   245,884
                                                -----------
PRODUCER DURABLES (2.4%)
  Cooper Industries, Inc.       1,684,200           66,677
  Caterpillar, Inc.             1,297,500           64,940
  Emerson Electric Co.            528,900           31,998
                                                -----------
                                                   163,615
                                                -----------
TECHNOLOGY (0.1%)
*(3)Rockwell International
  Corp.                           327,800            5,032
                                                -----------
UTILITIES (10.9%)
  Verizon Communications        1,275,800           68,255
  Southern Co.                  2,903,000           67,495
  DTE Energy Co.                1,388,200           64,468
  BellSouth Corp.               1,537,500           61,915
  Exelon Corp.                    910,000           58,349
  Questar Corp.                 2,266,900           56,128
  SBC Communications Inc.       1,242,500           49,775
  Sprint Corp.                  2,283,200           48,769
  FPL Group, Inc.                 685,300           41,262
  Pinnacle West Capital Corp.     818,800           38,811
  Consolidated Edison Inc.        844,500           33,611
  NICOR, Inc.                     822,300           32,053
  SCANA Corp.                   1,021,600           29,013
  GPU, Inc.                       808,600           28,422
  AT&T Corp.                    1,228,100           27,018
  Duke Energy Corp.               662,400           25,840
  National Fuel Gas Co.           382,100           19,865
                                                -----------
                                                   751,049
                                                -----------
OTHER (1.6%)
  Minnesota Mining &
    Manufacturing Co.             593,400           67,707
  Shell Transport & Trading
    Co. ADR                       864,500           43,519
                                                -----------
                                                   111,226
                                                -----------
-----------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $2,023,403)                              2,520,107
-----------------------------------------------------------

                                     FACE
                                   AMOUNT
                                    (000)
-----------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.2%)
-----------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  4.06%-4.07%, 7/2/2001--
  Note G                         $328,573          328,573
  4.07%, 7/2/2001                  27,287           27,287
-----------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $355,860)                                  355,860
-----------------------------------------------------------
TOTAL INVESTMENTS (103.9%)
  (COST $6,637,082)                              7,141,417
-----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.9%)
-----------------------------------------------------------
Other Assets--Note C                                89,713
Security Lending Collateral
  Payable to Brokers--Note G                      (328,573)
Other Liabilities                                  (25,123)
                                                -----------
                                                  (263,983)
                                                -----------
-----------------------------------------------------------
NET ASSETS (100%)                               $6,877,434
===========================================================
^See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the aggregate value of these securities was $167,225,000, representing 2.4% of net assets.
(3)Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of June 30, 2001.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

-----------------------------------------------------------
                                                    AMOUNT
                                                     (000)
-----------------------------------------------------------
AT JUNE 30, 2001, NET ASSETS CONSISTED OF:
-----------------------------------------------------------
Paid-in Capital                                 $6,202,971
Undistributed Net Investment Income                     75
Accumulated Net Realized Gains                     170,053
Unrealized Appreciation--Note F                    504,335
-----------------------------------------------------------
NET ASSETS                                      $6,877,434
===========================================================

Investor Shares--Net Assets
Applicable to 315,672,127 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                     $6,484,492
-----------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                   $20.54
===========================================================

Admiral Shares--Net Assets
Applicable to 7,894,240 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                       $392,942
-----------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                    $49.78
===========================================================

STATEMENT OF OPERATIONS


This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                          WELLESLEY INCOME FUND
                                                 SIX MONTHS ENDED JUNE 30, 2001
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                            $ 36,991
  Interest                                                              136,245
  Security Lending                                                          209
--------------------------------------------------------------------------------
    Total Income                                                        173,445
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             1,752
    Performance Adjustment                                                   92
  The Vanguard Group--Note C
    Management and Administrative--Investor Shares                        8,788
    Management and Administrative--Admiral Shares                            70
    Marketing and Distribution--Investor Shares                             343
    Marketing and Distribution--Admiral Shares                               --
  Custodian Fees                                                             48
  Auditing Fees                                                               6
  Shareholders' Reports--Investor Shares                                     62
  Shareholders' Reports--Admiral Shares                                      --
  Trustees' Fees and Expenses                                                 6
--------------------------------------------------------------------------------
    Total Expenses                                                       11,167
    Expenses Paid Indirectly--Note D                                       (212)
--------------------------------------------------------------------------------
    Net Expenses                                                         10,955
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   162,490
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  170,742
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENT SECURITIES                                                 (60,288)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $272,944
================================================================================

STATEMENT OF CHANGES IN NET ASSETS


This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                 WELLESLEY INCOME FUND
                                         ---------------------------------------
                                            SIX MONTHS                     YEAR
                                                 ENDED                    ENDED
                                         JUN. 30, 2001            DEC. 31, 2000
                                                 (000)                    (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                      $ 162,490                $ 339,448
  Realized Net Gain (Loss)                     170,742                  180,887
  Change in Unrealized Appreciation
    (Depreciation)                             (60,288)                 405,840
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Operations                          272,944                  926,175
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                           (154,901)                (338,646)
    Admiral Shares                              (4,327)                      --
  Realized Capital Gain
    Investor Shares                            (48,744)                (125,570)
    Admiral Shares                                  --                       --
--------------------------------------------------------------------------------
    Total Distributions                       (207,972)                (464,216)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note H
  Investor Shares                             (143,538)                (880,534)
  Admiral Shares                               398,190                       --
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                       254,652                 (880,534)
--------------------------------------------------------------------------------
  Total Increase (Decrease)                    319,624                 (418,575)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                        6,557,810                6,976,385
--------------------------------------------------------------------------------
  End of Period                             $6,877,434               $6,557,810
================================================================================

FINANCIAL HIGHLIGHTS


This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------
                                                       WELLESLEY INCOME FUND INVESTOR SHARES
                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING         SIX MONTHS ENDED  ------------------------------------------------------
THROUGHOUT EACH PERIOD             JUNE 30, 2001       2000       1999       1998       1997       1996
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $20.34     $18.85     $22.12     $21.86     $20.51     $20.44
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                     .495       1.06      1.120       1.13      1.190       1.17
  Net Realized and Unrealized Gain (Loss)
    on Investments                          .340       1.89     (2.025)      1.40      2.805        .66
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations        .835       2.95      (.905)      2.53      3.995       1.83
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income     (.485)     (1.06)    (1.120)     (1.13)    (1.200)     (1.16)
  Distributions from Realized Capital
    Gains                                  (.150)     (0.40)    (1.245)     (1.14)    (1.445)      (.60)
--------------------------------------------------------------------------------------------------------
    Total Distributions                    (.635)     (1.46)    (2.365)     (2.27)    (2.645)     (1.76)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $20.54     $20.34     $18.85     $22.12     $21.86     $20.51
========================================================================================================

TOTAL RETURN                               4.17%     16.17%     -4.14%     11.84%     20.19%      9.42%
========================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)    $6,484     $6,558     $6,976     $8,498     $7,646     $7,013
  Ratio of Total Expenses to
    Average Net Assets                    0.34%*      0.31%      0.30%      0.31%      0.31%      0.31%
  Ratio of Net Investment Income to
    Average Net Assets                    4.88%*      5.39%      5.22%      5.05%      5.47%      5.74%
  Portfolio Turnover Rate                   28%*        28%        20%        32%        36%        26%
========================================================================================================
*Annualized.

--------------------------------------------------------------------------------
                                           WELLESLEY INCOME FUND ADMIRAL SHARES
                                                                     MAY 14* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                     JUNE 30, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .310
  Net Realized and Unrealized Gain (Loss) on Investments                   .043
--------------------------------------------------------------------------------
    Total from Investment Operations                                       .353
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.573)
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
    Total Distributions                                                   (.573)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $49.78
================================================================================

TOTAL RETURN                                                              0.70%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                     $393
  Ratio of Total Expenses to Average Net Assets                         0.26%**
  Ratio of Net Investment Income to Average Net Assets                  4.78%**
  Portfolio Turnover Rate                                                 28%**
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the Lehman Credit A or Better Bond Index, the S&P 500/BARRA Value Index, the S&P Utilities Index, and the S&P Telephone Index. For the six months ended June 30, 2001, the advisory fee represented an effective annual basic rate of 0.05% of the fund's average net assets before an increase of $92,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2001, the fund had contributed capital of $1,280,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.3% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended June 30, 2001, these arrangements reduced the fund's expenses by $212,000 (an annual rate of 0.01% of average net assets).

E. During the six months ended June 30, 2001, the fund purchased $1,040,370,000 of investment securities and sold $602,334,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $227,477,000, and $290,954,000, respectively.

F. At June 30, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $504,335,000, consisting of unrealized gains of $618,342,000 on securities that had risen in value since their purchase and $114,007,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at June 30, 2001, was $711,647,000, for which the fund held cash collateral of $328,573,000 and U.S. Treasury securities with a market value of $401,644,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

H. Capital share transactions for each class of shares were:

------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED             YEAR ENDED
                                                      JUNE 30, 2001         DECEMBER 31, 2000
                                                  ---------------------  -----------------------
                                                     AMOUNT     SHARES       AMOUNT      SHARES
                                                      (000)      (000)        (000)       (000)
------------------------------------------------------------------------------------------------
Investor Shares

  Issued                                          $ 562,400     27,438    $ 369,023      19,014

  Issued in Lieu of Cash Distributions              170,031      8,398      386,475      19,751

  Redeemed                                         (875,969)   (42,545)  (1,636,032)    (86,399)

    Net Increase (Decrease)--Investor Shares       (143,538)    (6,709)    (880,534)    (47,634)

Admiral Shares

  Issued                                            398,396      7,898           --          --

  Issued in Lieu of Cash Distributions                3,258         65           --          --

  Redeemed                                           (3,464)       (69)          --          --

    Net Increase (Decrease)--Admiral Shares         398,190      7,894           --          --
------------------------------------------------------------------------------------------------

THE ADVANTAGES OF GETTING CONNECTED
  Visit Vanguard.com                                         [PHOTO OF COMPUTER]


Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.
     Consider the benefits of using Vanguard.com. On our website, you can:

*    Choose to receive all fund reports, as well as prospectuses, online.

* Request a courtesy e-mail to notify you when a new fund report or prospectus is available.
     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.
     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.
     All Vanguard shareholders can choose to receive our electronic newsletters:
Economic Week in Review, a recap of each week's key economic reports and market activity; and What's New at Vanguard, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R)
  Family of Funds


STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California,
  Florida, Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York,
  Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
  Who Govern Your Fund


The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director-Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

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All  comparative  mutual fund data are from Lipper  Inc. or  Morningstar,  Inc., unless otherwise noted.

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This report is intended for the fund's  shareholders.  It may not be distributed
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fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q272 082001